SUPPLEMENT TO PROSPECTUS*
                                  April 1, 1997

The  following   information   supplements   the   information   concerning  the
Intermediate Fixed Income Portfolio found on page 2 of the prospectus:

For the fiscal year beginning on April 1, 1997, Rainier Investment Management, Inc. has voluntarily undertaken to limit the Total Annual Portfolio Operating Expenses of the Intermediate Fixed Income Portfolio to 0.55% of the Portfolio's average net assets (the voluntary limit previously was 0.95%). The following table restates the Total Annual Portfolio Operating Expenses for the Portfolio last fiscal year ended March 31, 1996 to reflect these changes.

                                                              Intermediate
                                                              Fixed Income
                                                                Portfolio
                                                             --------------

Total Annual Portfolio Operating Expenses
(as a percentage of average net assets)

Management fees(1)                                                   0.45%

12b-1 expenses(2)                                                    0.10%

Other expenses net of waivers
   and expense reimbursements(3)                                     0.00%
                                                             --------------

Total operating expenses net of
   waivers and expense reimbursements                                0.55%

(1),(3) The Adviser has agreed to waive a portion of its contractual 0.50% advisory fee and has further agreed to reimburse the Portfolio for certain other ordinary operating expenses to the extent necessary to limit to 0.55% the Portfolio's ratio of expenses to average net assets. Percentages shown reflect the Management Fees and Other Expenses that would have been incurred by the Portfolio had such voluntary undertaking been in effect during the fiscal year ended March 31, 1996. The actual management fee and Other Expenses(after expense reimbursements) paid by the Portfolio during such fiscal year were 0.50% and 0.20% of the Portfolio's average net assets, respectively and the actual ratio of Total Operating Expenses( after expense reimbursements) to average net assets for the Portfolio for the period was 0.95%.

(2) The maximum annual expenditure with respect to the Portfolio under the Fund's 12b-1 Plan has been reduced to 0.10% of the Portfolio's average net assets. The percentage shown reflects 12b-1 expenses that would have been incurred during the fiscal year ended March 31, 1996, had such reduction been in effect during that year. The actual 12b-1 expense incurred by the Portfolio during such year was 0.25% of the Portfolio's average net assets.

                                     EXAMPLE

The table below illustrates the net transaction and operating expenses that would have been incurred by an investment in the Intermediate Fixed Income Portfolio over different time periods shown, assuming that the voluntary undertaking and reduction in 12b-1 fees noted above had been in effect during such periods. Like the corresponding table that appears on page 2 of the prospectus, the table below assumes a $1,000 investment, a 5% annual return, and redemption at the end of one, three, five and ten years. The Portfolio charges no redemption fees.

                                                           Intermediate
                                                           Fixed Income
                                                            Portfolio
                                                          --------------

One year                                                            $6

Three years                                                        $18

Five years                                                         $31

Ten years                                                          $69

The  example  shown  above  assumes  the  Adviser  will  limit the Total  Annual
Operating Expenses to .55%.. The example should not be considered to be a representation of past or future expenses and actual expenses may be greater or less than those shown. In addition, federal regulations require the example to assume a 5% annual return, but the Portfolio's actual returns may be higher or lower.

The Intermediate Fixed Income Portfolio will notify its shareholders in writing at least 30 days prior to any adjustments to the voluntary limit on its Total Portfolio Annual Operating Expenses.

*Prospectus dated July 29, 1996.